Exhibit 99.1
March 2006
NYSE:  NAV
Navistar International
Corporation
Investor Presentation

Exhibit 99.1 (continued)

Information provided and statements made that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report, whether as a result of new information, future events or otherwise. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the companys other liquidity sources, to repay any amounts due should any of the notes become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the companys future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the companys liquidity position and financial condition.Although we believe that these forward-looking statements are based on reasonable assumptions, there are many other factors that could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2004.

Forward Looking Information

Exhibit 99.1 (continued)
Parts Group
•
Parts revenue and earnings provide stability and growth in cyclical truck Industry
•
Largest OEM product offering through most extensive distribution channel
•
2004 revenue of $1.2 billion
•
2004 3 year CAGR of 11.9%
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Corporate Overview

Exhibit 99.1 (continued)
Executing our Corporate Strategy
•
$6,000/unit incremental cost reduction in Truck and
$600/unit in Engine by 2009
•
Manufacturing operations
•
Continue to improve below the line expense
•
Global Sourcing
•
Control our destiny
Competitive
Cost Structure
Great Products
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
•
Build brand through excitement and value
•
Commitment to Class 8
•
Extend Medium product line
•
2007/2010 emission engines…challenges and
opportunities
•
Culture of Quality
•
Quick to market with derivative products

Exhibit 99.1 (continued)
Executing our Corporate Strategy
•
Distribution strategy/organic growth
•
Parts – continue accelerated growth
•
New Markets
•
Scale to leverage investment
•
>$15 Billion in revenue with growth in all segments
by 2009
•
>10% Segment Margins in all businesses by 2009
•
$1 billion net income by 2009
•
Utilize existing resources to achieve objectives
•
Deliver today while investing for the future
Deliver On Our
Commitments
Growth
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.

Exhibit 99.1 (continued)
•
North American market share leader in
Class 6-8 trucks and school bus
•
Manufacturing locations in U.S.,
Canada and Mexico
•
Trucks sold under the International® brand
•
Buses sold under the IC® brand
Truck Group
Navistar - Truck Group

Exhibit 99.1 (continued)

[redacted]

School districts & local municipalities

School Bus Chassis – 64.5%

School Buses Body – 60.7%

[redacted]

Local & regional delivery/beverage, refrigeration, utilities, towing, municipalities & emergency rescue

Medium – 39.5%

[redacted]

[redacted]

Line-haul, local & regional delivery

Heavy (LH & RH) – 17.1%

Deliver On Our Commitments
Truck Group
Great Products

Construction, waste management &
other on-off highway applications
fleets and owner operators
Severe Service – 23.8%
2005 Combined Market Share – 27%
School Bus
Class 6-7
Combined Class 8 – 18.8%
Class 8
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
North American Market Share Leader
in Class 6-8 Trucks and School Bus

Exhibit 99.1 (continued)

Mahindra International

Deliver On Our Commitments
Truck Group
Great Products

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Truck Group
Who We Are and What We Do
Our core business
•
International® brand trucks
•
IC® brand buses
•
Market leader in Class 6-8, bus
•
Strong distribution network
Now, we also have…
•
Class 4-5 trucks
•
RV chassis, Workhorse® brand
•
Military vehicles
•
Aware™ telematics products
•
Presence in Asia
•
Greater focus on exports

Exhibit 99.1 (continued)

Unveiling at
Mid-America
Truck Show
3/23/2006

PROStar

Deliver On Our Commitments | Truck Group | Great Products

7700 Series
XT Series
AwareTM
4100 Series
3200 IM Bus
CF Series
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Delivering…
Great New Products

Exhibit 99.1 (continued)

Deliver On Our Commitments
Truck Group
Competitive Cost Structure

Tires
Korea
Stampings
India
Castings
India
12%
Gross
savings
25%
Gross
savings
Examples
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
23%
Gross
savings
Delivering…
World-Class Competitive Costs
Global Sourcing
Buying more materials from lower-cost countries, $200M by end of 2006

Exhibit 99.1 (continued)

2004
2005
2006
(Projected)

Deliver On Our Commitments
Truck Group
Competitive Cost Structure

Manufacturing Labor Improvements
Year-Over-Year Improvements in Average Annual Cost Per Unit
25.6%
10.4%
20.0%
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Delivering…
World-Class Competitive Costs

Exhibit 99.1 (continued)

Mahindra

Deliver On Our Commitments
Truck Group
Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Delivering New Markets…
Mahindra International
Mahindra Joint Venture Strategy
•
Sourcing – $200M buy in 2006
•
Engineering – 100 engineers now & up to 300 by end of 2006
•
Manufacturing / Growth – India & Exports

Exhibit 99.1 (continued)

Vehicles for Afghanistan

MXT

Deliver On Our Commitments | Truck Group | Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
MXT
Delivering New Markets…
Military Business
14 contracts won to date
•
Total potential value = > $1B
•
1,300 units delivered in 2005
•
Potential for 10,000 more units over
next 5 years
•
FTTS Development Agreement
International Advantage
•
Existing platforms
•
Scale – Drives Delivery
•
Best Value

Exhibit 99.1 (continued)

WORKHORSE
CUSTOM CHASSIS

Deliver On Our Commitments
Truck Group
Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Delivering New Markets…
Workhorse Custom Chassis
Workhorse Acquisition
•
RV chassis, step vans
•
16,000-20,000 units per year
•
Less cyclical
•
34.6% share in 2005
•
Potential to grow through market
expansion and dieselization

Exhibit 99.1 (continued)

Retail Industry
600,000
500,000
400,000
300,000
200,000
100,000
-
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Fcst 2006
Est. 2007
Est. 2008
Est. 2009
[redacted]
[redacted]

Deliver On Our Commitments
Truck Group
Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Combined Class 8
Class 6-8
Retail Class 6-8 Industry Landscape

Exhibit 99.1 (continued)

Deliver On Our Commitments
Truck Group
Great Products
Competitive Cost Structure
Growth

New products and markets will enhance the growth of our business while our cost structure drives increasing profitability
Great Products
Competitive
Cost Structure
Growth
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information. As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
What it Means for Truck Group in
2007 and beyond
Growth Challenges:
•
N.A. Industry Volume
Offset by:
•
Military
•
Export
•
India
•
Workhorse
•
Cost Reductions
•
Truck Parts

Exhibit 99.1 (continued)
•
World’s largest engine manufacture of
mid-range diesel engines (165-325HP)
•
Integrated product offerings drive
medium and bus market leadership
•
Long-term contract with Ford through
2012
•
Manufacturing locations in U.S. and
Brazil
Engine Group
Navistar – Diesel Engine Group

Exhibit 99.1 (continued)
Grow Revenues to $4+ Billion
10% ROS
* Including inter-company sales
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Engine Group Strategy
•
World’s leading mid range diesel engine producer
•
Market leader in commercial vehicles, personal trucks and SUVs
•
Diversified customer base
•
Broad product line
•
Brand image: High Performance, Quality, Fun to Drive
•
Focused, motivated, high performance culture

Exhibit 99.1 (continued)

[redacted]

[redacted]

[redacted]

[redacted]

Deliver On Our Commitments

Engine Group

Great Products

6.0L Power Stroke
Approximately 50%
market share in
heavy duty diesel
pickup/vans
340,000 units
DT 466E (I6)
49% market
share leader in
Class 6-7 Truck
and School Bus
70,000 units
Keys to Success - Great Products:
Performance, Quality and Fun to Drive
V6
For LCF
Class 4-5
10,000 units
I4 / I6
50,000 units – IESA
90,000 units - MWM
South America
Complete line of
3 - 7L products
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Great Products

Exhibit 99.1 (continued)

U.S. Heavy Duty Pickup Truck Market
Diesel Market Volume (units)
1,000,000
800,000
600,000
400,000
200,000
0
Fuel Type Share (%)
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
YE 1982
YE 1983
YE 1984
YE 1985
YE 1986
YE 1987
YE 1988
YE 1989
YE 1990
YE 1991
YE 1992
YE 1993
YE 1994
YE 1995
YE 1996
YE 1997
YE 1998
YE 1999
YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
YP 2005
Total Industry
Diesel (60%)

U.S. Heavy Duty Diesel Pickup Market Share, Past 24 Mos
Diesel Market Share (%)
60%
50%
40%
30%
20%
10%
0%
Apr '03
July '03
Oct '03
Jan '04
Apr '04
Jul '04
Oct '04
Jan '05
Ford (FYTD 50%)
GM (FYTD 26%)
Dodge (FYTD 24%)

Deliver On Our Commitments

Engine Group

Great Products

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
6.0L Power Stroke Diesel
•
HD pickup market and
dieselization continues to
grow
•
Ford dieselization rate
above 70%
•
Ford Power Stroke has
maintained 50% market
share

Exhibit 99.1 (continued)

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Market Volume (Units)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Market Share (%)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
Industry
INTL (42%)
Cat (30%)
Cummins (8%)
MB (9%)
Others (11%)

Deliver On Our Commitments

Engine Group

Great Products

Medium Duty Truck/School Bus Engine Market Share
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
International I6 Engine
(North America)
•
Continues to lead medium duty, school bus and severe service
•
Built 70,000 units in 2005
•
Integrated truck/engine design

Exhibit 99.1 (continued)

Deliver On Our Commitments
Engine Group
Great Products

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
South American Operations
•
International Engines South America
–
50,000 annual units
–
Concentrated Customer Base (Ford / AGCO)
•
MWM Acquisition
–
90,000 annual units
–
Diversified customer base (GM, Volvo, VW, Others)
•
Euro Emissions Compliant Engines
–
South America, Mexico
–
Emerging Markets – China, India

Exhibit 99.1 (continued)

INTERNATIONAL
DIESELPOWER

Deliver On Our Commitments
Engine Group
Great Products

International Big Bore
11 to 13 liter range
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
International Big Bore Engine
•
Late 2007 launch
•
Cost competitive
–
Leverage scale in development
and procurement
•
Proven world-class performance,
fuel economy and NVH
•
Integrated Truck-Engine design and
development
•
Developed for North American
applications and emissions

Exhibit 99.1 (continued)

PM (g/mk W-hr)
EPA
2010

PM (g/mk W-hr)

Deliver On Our Commitments

Engine Group

Great Products

Turning emissions requirements for 2007 into opportunities
•
Improved Performance in HP/Torque
•
Minimal impact to fuel economy and maintenance intervals
■
New Standards Are More Frequent and
Stringent
w
Higher Technology Spending
w
Capital Investments
w
Product Cost Increase
■
World Wide Regulations are Converging
w
Europe, South America, Asia and U.S.
Off Road
w
Big Challenge for Small Engine/Vehicle
Manufacturers
w
Scale and Technical Expertise
Advantage of International
U.S. EPA On-Highway Emissions
NoX (gm/k W-hr)
.01
.10
.02
EPA
2010

2.4
4.0
1.1
EPA 2007
EPA 2004
EPA 2000
EURO + Off-Highway Emissions
NoX (gm/k W-hr)
.01
.10
.02
2.4
4.0
1.1
.15
5.0
EURO
V 2009
EURO
IV 2006
EURO III
2002
EURO II
Off road
2010
‘07 vs ‘04
90% PM
50% NoX
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information. As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Emissions Impacts

Exhibit 99.1 (continued)
Engine Group Sales Revenue by Source
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2003
2005 Estimate
2008
2010
Ford
International
Other - N.A.
South America
Increased customer diversification will lead to a greater
balance in sales
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Increased Customer Diversification

Exhibit 99.1 (continued)

Ford

INTERNATIONAL

MOTORES
MWM
BRASIL
MOTORES DIESEL

WORKHORSE
CUSTOM CHASSIS

NISSAN

GM

Deliver On Our Commitments
Engine Group
Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Growth Provides Profit and Scale
Keys to Success - Growth:
•
Base Business Growth
•
MWM Acquisition in South America
•
Expanded Product Line/Scale
•
New Customers

Exhibit 99.1 (continued)

Deliver On Our Commitments

Engine Group

Competitive Cost Structure

World Mid-range Diesel Leader
0
100
200
300
400
500
2004 Volume in thousands (000’s)
600
The acquisition of MWM has further cemented engine
group leadership in Mid-range diesel engine production
Worldwide Mid-Range Diesel (2.8-10.0L, 160-350hp)
436
328
228
191
111
80
75
64
60
47
35
23
20
18
13
80
SCANIA
RENAULT
DEUTZ
MAN
VOLVO
MITSUBISHI
IVECO
BMW
DEERE
TOYOTA
CAT
DAIMLER CHRYSLER
GM/ISUZU
CUMMINS
INTERNATIONAL
516
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.

Exhibit 99.1 (continued)

Deliver On Our Commitments
Engine Group
Great Products
Competitive Cost Structure
Growth

Engine Group Keys to success:
Investment in the future leads to growth and revenue
Great Products
Competitive
Cost Structure
Growth
A strategy focused on great
products, scale-driven growth and
a competitive cost structure
–
Products lead in all categories;
steady market share; dieselization
growing
–
Scale to provide emissions cost
advantages unmatched by
competition
2009 revenues of $4+ billion with
world class returns of 10%
segment margins
Navistar International.  Dated March 2, 2006. Slide contains forward-looking information.  As communicated in our February 21, 2006 news release  the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Engine Group: A Winning Business

Exhibit 99.1 (continued)
•
Support the Navistar strategy by
providing funding and liquidity to
International, its Dealers, and
Customers
•
Wholesale and Retail financing
•
Balance growth with prudent credit
and appropriate leverage
•
Focus on International’s truck dealer
and customer needs
Finance Corporation
Navistar – Finance Corporation

Exhibit 99.1 (continued)

Deliver On Our Commitments
Finance Corporation
Great Products

Provides consistency of income and liquidity of receivables
now and into the future
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Finance Corporation
  Who We Are and What We Do
•
Provide Consistent Income Over the Cycle
–
Last 10 Yrs: Min PBT $75M, Max PBT $124M
–
Next 10 Yrs: Expect to deliver Min PBT $100M consistently
•
Facilitate wholesale ($1.5B Portfolio) and retail ($3.7B Portfolio) Truck Sales
–
Finance 95% of U.S. International dealers’ wholesale floorplan
–
Provide retail financing to International customers
•
Total FMS Goal: Grow from 15% to 20%
•
85% commercial, fleet
•
Support International’s Cash Flow Requirements
–
International has almost zero A/R; International’s investment is focused in the
Manufacturing Business
–
Last 10 Yrs Dividends and Tax Payments: $622M

Exhibit 99.1 (continued)

Deliver On Our Commitments
Finance Corporation
Great Products
Competitive Cost Structure
Growth

Great Products
Competitive
Cost Structure
Growth
Finance Corporation Keys to success: Provide support for new growth and expand value to core business
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Finance Corporation
Business model provides value for
International, its dealers and its
customers
–
Provides exceptional service to
customers & dealers
–
Facilitates the sale of International
Trucks
–
Supports International’s cash flow
requirements

Exhibit 99.1 (continued)
•
Parts revenue and earnings provide stability and growth in cyclical truck industry
•
Largest OEM product offering through extensive distribution channel
•
2004 Revenue of $1.2 billion
•
2004-3 year revenue CAGR of 11.9%
Parts Group
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Navistar – Parts Group

Exhibit 99.1 (continued)

Deliver On Our Commitments
Parts Group
Great Products

Parts Group Value Proposition: Provide unparalleled service to our customers while delivering consistent results
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Parts Group
Who we are and what we do
•
Through unparalleled service to our customers, the Parts business:
–
Provides our dealer and customer base with a world-class parts distribution network
–
Plays an integral role in the value proposition in support of selling trucks
–
Plays a primary role in maintaining customer perceptions of International’s quality
•
Non-Cyclical Business with Richer Margins

Exhibit 99.1 (continued)

Deliver On Our Commitments
Parts Group
Competitive Cost Structure

Leverage the advantages of Scale, Global Sourcing and Product
Integration to minimize cost
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Parts Group Cost Advantage
•
Leverage Truck and Engine capabilities
–
Integrated product engineering
–
Purchasing scale
•
Largest dealer distribution network
•
Increase global supplier footprint
–
Mahindra & Mahindra
•
Scale – Leverage capabilities as we grow

Exhibit 99.1 (continued)

Parts Sales in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
5.6% CAGR
11.9 % CAGR

Deliver On Our Commitments

Parts Group

Growth

Provide consistent results while delivering steady growth
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Parts Delivers Non-Cyclical Results

Exhibit 99.1 (continued)
Examples of opportunities for significant growth
•
Military
–
29,000+ Units through 2009
–
Part usage 4 - 5 x more per truck
due to rugged environment
•
International Big Bore Engine
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the
possibility of a restatement.
Additional Growth Opportunities
•
Workhorse / UpTime Parts
–
865 retail locations plus an established
direct parts sales business

Exhibit 99.1 (continued)

Deliver On Our Commitments
Finance Corporation
Great Products
Competitive Cost Structure
Growth

Great Products
Competitive
Cost Structure
Growth
Provide consistent results while delivering steady growth
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Parts Group
•
Leverage the advantages of
Scale, Global sourcing and
Product Integration to minimize
cost
•
Non-Cyclical Business with Richer
Margins
•
Opportunities for significant
growth

Exhibit 99.1 (continued)

Deliver On Our Commitments
Navistar International Corporation
Great Products
Competitive Cost Structure
Growth

Utilize What We Have
Leverage What Others
Have Built
•
Global Sourcing
–
Mahindra
–
MWM
•
Big Bore Strategy (MAN)
•
Workhorse
•
Major Component Partnerships
Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news
release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
How are we going to achieve our
goals…Maximize resource utilization
•
Operational
–
Facilities
–
People
•
Strategic Growth
–
Military
–
Distribution Strategy
–
Blue Diamond
–
Xtreme Series

Exhibit 99.1 (continued)

Deliver On Our Commitments
Navistar International Corporation
Great Products
Competitive Cost Structure
Growth

Navistar International.  Dated March 2, 2006.  Slide contains forward-looking information.  As communicated in our February 21, 2006 news
release the company’s review of accounting matters may result in changes to its previously issued financial statements, including the possibility of a restatement.
Overall Objective:  Build Company of
Growth and Significant Returns
•
Grow to $15 Billion and $1.5 Billion Pre-Tax by
2009
•
Improve Margins while building for the future
•
Manage cyclicality
AND…
Do it sooner than 2009!

Exhibit 99.1 (continued)
Great Products
Growth
Competitive
Cost Structure
Deliver On Our
Commitments

Exhibit 99.1 (continued)